Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT*

This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), made and entered into as of August 12, 2009, is by and among WINMARK CORPORATION, (the “Company”), the Subsidiaries of the Company that are or may from time to time become parties to the Credit Agreement (together with the Company and their respective successors and assigns, the “Loan Parties”), each lender from time to time party to the Credit Agreement (the “Lenders”), and BANK OF AMERICA, N.A. (as successor by merger to LaSalle Bank National Association) as Administrative Agent for the Lenders (the “Agent”).

RECITALS

1.             The Lenders, the Agent, the Loan Parties and The PrivateBank and Trust Company, as Documentation Agent (the “Documentation Agent”), entered into an Amended and Restated Revolving Credit Agreement dated as of June 10, 2008, (as the same may from time to time be amended, restated, or modified, the “Credit Agreement”).

2.             The Loan Parties have elected to reduce the amount of the Aggregate Commitments pursuant to Section 6.3 of the Credit Agreement and the Lenders and the Loan Parties desire to amend certain provisions of the Credit Agreement to accommodate such reduction, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1.               Capitalized Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

Section 2.               Amendment.  The Credit Agreement is hereby amended as follows:

Section 2.1     Commitments and Applicable Percentages.  Schedule 2.1 to the Credit Agreement is hereby amended and restated to read as set forth on Exhibit A to this Amendment, which Exhibit A is hereby made a part of the Credit Agreement as Schedule 2.1 thereto.

Section 2.2     Real Property.  Schedule 9.17 to the Credit Agreement is hereby amended and restated to read as set forth on Exhibit B to this Amendment, which Exhibit B is hereby made a part of the Credit Agreement as Schedule 9.17 thereto.

* Material has been omitted pursuant to a request for confidential treatment and the material has been filed separately.

Section 2.3     Accounts.  Schedule 9.23 to the Credit Agreement is hereby amended and restated to read as set forth on Exhibit C to this Amendment, which Exhibit C is hereby made a part of the Credit Agreement as Schedule 9.23 thereto.

Section 3.               Effectiveness of Amendment.  Upon delivery by the Loan Parties of, and compliance by the Loan Parties with, the following, this Amendment shall become effective immediately:

Section 3.1     Amendment.  This Amendment, duly executed by the Loan Parties.

Section 3.2     Notes.  Amended and Restated Notes, duly executed by the Loan Parties, in favor of each Lender.

Section 3.3     Resolutions.  A copy of the resolutions of the board of directors (or similar governing body) of each Loan Party authorizing the execution, delivery and performance of this Amendment and any other documents or instruments to be executed by such Loan Party in connection with this Amendment (collectively, the “Amendment Documents”) certified as true and accurate by, with respect to Winmark Corporation, one of its senior officers, and with respect to each other Loan Party, one of its senior officers or its duly appointed keeper of the records, along with a certification by such authorized individual (i) certifying there has been no amendment to the Articles of Incorporation and Bylaws of such Loan Party since true and accurate copies of the same were delivered to the Agent in connection with the consummation of the Credit Agreement, or if such documents have been amended, certifying that true and accurate copies of such amendment have been attached thereto, or if such documents have not been previously delivered, attaching such documents and certifying that such documents are true, accurate and complete, and (ii) identifying each officer of such Loan Party authorized to execute the Amendment Documents, and certifying as to specimens of such officer’s signatures and such officer’s incumbency in such offices as such officer holds.

Section 3.4     Other.  The Loan Parties shall have satisfied such other conditions as specified by the Agent, including payment of all invoiced but unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

2

Section 4.               Representations, Warranties, Authority, No Adverse Claim.

Section 4.1     Reassertion of Representations and Warranties.  The Loan Parties hereby represent to the Agent and the Lenders that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default, Event of Default or Unmatured Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Bank.

Section 4.2     Authority, No Conflict, No Consent Required.  Each Loan Party represents and warrants to the Agent and the Lenders that the such Loan Party has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Loan Party in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which such Loan Party is a party or a signatory or a provision of such Loan Party’s Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Loan Party or any of its property except, if any, in favor of the Agent for the benefit of the Lenders.  The Loan Parties represent and warrant that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Loan Parties of the Amendment Documents or other agreements and documents executed and delivered by the Loan Parties in connection therewith or the performance of obligations of the Loan Parties therein described, except for those which the Loan Parties have obtained or provided and as to which the Loan Parties have delivered certified copies of documents evidencing each such action to the Agent.

Section 4.3     No Adverse Claim.  The Loan Parties warrant, acknowledge and agree that no events have been taken place and no circumstances exist at the date hereof which would give the Loan Parties a basis to assert a defense, offset or counterclaim to any claim of the Lenders and the Agent with respect to the Obligations.

3

Section 5.               Affirmation of Credit Agreement, Further References, Affirmation of Security Interest.  Each Lender, the Agent and each Loan Party acknowledges and affirms that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect.  All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment.  Each Loan Party confirms to the Lenders and the Agent that the Obligations under the Security Agreement to which it is a party, as amended hereby, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of such Loan Party under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by such Loan Party.

Section 6.               Merger and Integration, Superseding Effect.  This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

Section 7.               Successors.  The Amendment Documents shall be binding upon each Loan Party, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Loan Parties, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

Section 8.               Legal Expenses.  As provided in Section 16.5 of the Credit Agreement, the Loan Parties agree to reimburse the Agent upon demand for all reasonable out-of-pocket expenses (including filing and recording costs and fees, charges and disbursements of outside counsel to the Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Agent in certain matters) and/or the allocated costs of in-house counsel incurred from time to time) incurred in connection with the negotiation, preparation, enforcement and collection of this Amendment and the Loan Documents and all other documents negotiated and prepared in connection with this Amendment and the Loan Documents.

Section 9                Counterparts.  The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 10              Governing Law.  THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

LOAN PARTIES:	WINMARK CORPORATION

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	President, Finance and Administration and Treasurer

WIRTH BUSINESS CREDIT, INC.

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	Treasurer

WINMARK CAPITAL CORPORATION

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	Chief Financial Officer and Treasurer

GROW BIZ GAMES, INC.

	By:	/s/ Brett D. Heffes
	Name:	Brett D. Heffes
	Title:	Treasurer

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

BANK OF AMERICA, N.A. (as successor by merger to LaSalle Bank National Association), as Administrative Agent

By:	/s/ A. Quinn Richardson
Name:	A. Quinn Richardson
Title:	Senior Vice President

BANK OF AMERICA, N.A (as successor by merger to LaSalle Bank National Association), as a Lender and L/C Issuer

By:	/s/ A. Quinn Richardson
Name:	A. Quinn Richardson
Title:	Senior Vice President

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By:	/s/ Peter Pricco
Name:	Peter Pricco
Title:	Associate Managing Director

[Signature Page to First Amendment to Amended and Restated Revolving Credit Agreement]

EXHIBIT A TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

SCHEDULE 2.1

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage

Bank of America, N.A. (as successor by merger to LaSalle Bank National Association)	$21,818,181.82	54.545454546%

The PrivateBank and Trust Company	$18,181,818.18	45.454545454%

Total	$40,000,000	100.00%

EXHIBIT B TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

SCHEDULE 9.17

REAL PROPERTY

Property Type: Winmark Corporation headquarters		(Leased)

Property Location:	605 Highway 169 North, Suite 400
Minneapolis, MN 55441

Lessor:	Utah State Retirement Investment Fund,
an independent agency of the State of Utah
c/o CB Richard Ellis
510 Marquette Ave., Suite 250
Minneapolis, MN 55435

Property Type: Winmark Capital Corporation Office Space		(Leased)

Property Location:	1942 Broadway Suite # 318 & 317
Boulder, CO 80302

Lessor:	Office Partners, Inc. (d/b/a Broadway Suites, Inc.)
1942 Broadway
Boulder, CO 80302

Property Type: Winmark Capital Corporation Office Space		(Leased)

Property Location:	2 Ravinia Drive, Suite # 500
Atlanta, GA 30346

Lessor:	The Regus Group
3003 Summit Blvd., Suite 1400
Atlanta, GA 30319

Property Type: Winmark Capital Corporation Office Space		(Leased)

Property Location:	1309 State Street, Suite A
Santa Barbara, CA 93101

Lessor:	State Street GBF, LLC
116 East Sola Street
Santa Barbara, CA 93101

EXHIBIT C TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

SCHEDULE 9.23

ACCOUNTS

I.              Winmark Corporation

Bank of America
Winmark Corporation Corporate*
Winmark Corporation Buying Group*
Winmark Corporation Payroll*
Winmark Corporation Royalty*

Bank of Montreal	Piper Jaffray*
Winmark Corporation*

Royal Bank of Canada	Fidelity Investments*
Winmark Corporation*

The PrivateBank	Feltl and Company*
Winmark Corporation*

II.            Wirth Business Credit, Inc.

Bank of America

Wirth Business Credit, Inc.*

Wirth Business Credit, Inc. Payroll*

III.           Winmark Capital Corporation

Bank of America

Winmark Capital Corporation*

Winmark Capital Corporation Payroll*

*  Material has been omitted pursuant to a request for confidential treatment and the material has been file separately.

FOURTH AMENDED AND RESTATED NOTE

August 12, 2009
$21,818,181.82	Minneapolis, Minnesota

The undersigned, jointly and severally, for value received, promise to pay to the order of Bank of America, N.A. (as successor by merger to LaSalle Bank National Association) (the “Lender”) at the Administrative Agent’s Office (as defined in the Credit Agreement) the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned, jointly and severally, further promise to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement.  Payments of both principal and interest are to be made in lawful money of the United States of America.

This Fourth Amended and Restated Note amends and restates that certain Third Amended and Restated Note dated June 10, 2008, in the original principal amount of $30,000,000 issued by the undersigned to the order of the Lender (the “Prior Note”).  It is expressly intended, understood and agreed that this Fourth Amended and Restated Note shall replace the Prior Note as evidence of such indebtedness of the undersigned to the Lender, and such indebtedness of the undersigned to the Lender heretofore represented by the Prior Note, as of the date hereof, shall be considered outstanding hereunder from and after the date hereof and shall not be considered paid (nor shall the undersigned’s obligation to pay the same be considered discharged or satisfied) as a result of the issuance of this Fourth Amended and Restated Note.

This Fourth Amended and Restated Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Revolving Credit Agreement, dated as of June 10, 2008 (as amended, supplemented or modified, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, certain lenders party thereto and the Lender, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Fourth Amended and Restated Note may or must be paid prior to its due date or its due date accelerated.

This Fourth Amended and Restated Note is made under and governed by the laws of the State of Minnesota applicable to contracts made and to be performed entirely within such State.

WINMARK CORPORATION		GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	President, Finance and Administration	Title:	Treasurer
and Treasurer

WIRTH BUSINESS CREDIT, INC.		WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	Treasurer	Title:	Chief Financial Officer and Treasurer

AMENDED AND RESTATED REVOLVING NOTE

August 12, 2009
$18,181,818.18	Minneapolis, Minnesota

The undersigned, jointly and severally, for value received, promise to pay to the order of The PrivateBank and Trust Company (the “Lender”) at the Administrative Agent’s Office (as defined in the Credit Agreement) the aggregate unpaid amount of all Loans made to the undersigned by the Lender pursuant to the Credit Agreement referred to below (as shown in the records of the Lender), such principal amount to be payable on the dates set forth in the Credit Agreement.

The undersigned, jointly and severally, further promise to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement.  Payments of both principal and interest are to be made in lawful money of the United States of America.

This Amended and Restated Revolving Note amends and restates that certain Revolving Note dated June 10, 2008, in the original principal amount of $25,000,000 issued by the undersigned to the order of the Lender (the “Prior Note”).  It is expressly intended, understood and agreed that this Amended and Restated Revolving Note shall replace the Prior Note as evidence of such indebtedness of the undersigned to the Lender, and such indebtedness of the undersigned to the Lender heretofore represented by the Prior Note, as of the date hereof, shall be considered outstanding hereunder from and after the date hereof and shall not be considered paid (nor shall the undersigned’s obligation to pay the same be considered discharged or satisfied) as a result of the issuance of this Amended and Restated Revolving Note.

This Amended and Restated Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Revolving Credit Agreement, dated as of June 10, 2008 (as amended, supplemented or modified, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the undersigned, Bank of America, N.A. (as successor by merger to LaSalle Bank National Association), certain other lenders party thereto and the Lender, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Amended and Restated Revolving Note may or must be paid prior to its due date or its due date accelerated.

This Amended and Restated Revolving Note is made under and governed by the laws of the State of Minnesota applicable to contracts made and to be performed entirely within such State.

WINMARK CORPORATION		GROW BIZ GAMES, INC.

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	President, Finance and Administration	Title:	Treasurer
and Treasurer

WIRTH BUSINESS CREDIT, INC.		WINMARK CAPITAL CORPORATION

By:	/s/ Brett D. Heffes	By:	/s/ Brett D. Heffes
Name:	Brett D. Heffes	Name:	Brett D. Heffes
Title:	Treasurer	Title:	Chief Financial Officer and Treasurer